Exhibit 10.3
SECOND AMENDMENT TO
OEM AGREEMENT
     This Second Amendment to OEM Agreement, (“Amendment”) is made and entered into as of December 31, 2004 (“Amendment Date”), by and between Akorn-Strides, LLC, a Delaware limited liability company, having a principal place of business at 2500 Millbrook Drive, Buffalo Grove, Illinois 60089-4694, United States of America (“A-S”), and Strides Arcolab Limited, a company organized under the laws of India having a principal place of business at Strides House, Bilekahalli, Bannerghatta Road, Bangalore 560 076, India (“Strides”), (each a “Party” and collectively the “Parties”).
RECITALS
     A. A-S and Strides are parties to that certain OEM Agreement dated September 22, 2004 (“agreement”);
     B. A-S and Strides desire to amend the Agreement to clarify the treatment of the Registration Payment made by A-S, pursuant to the terms and conditions of this Amendment.
NOW, THEREFORE, in consideration of the mutual promises contained herein and other valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:
1. Definitions. All capitalized terms used herein shall have the same meanings set forth in the Agreement, unless otherwise defined in this Amendment.
2. Funding of Registration Costs. The following text in added to the Agreement as a new Section 2.3.3:
2.3.3	The Parties acknowledge that the Registration Payment made by A-S pursuant to Section 2.3.1 and the additional Registration Payment that A-S may make pursuant to its own discretion pursuant to Section 2.3.2 represent consideration for the preparation by Strides of the ANDAs set forth in the ANDA Schedule.
3. Counterparts. This Amendment may be executed in several counterparts that together shall be originals and constitute one and the same instrument.
4. Effect. Except as modified above, the Agreement shall remain in full force and effect in accordance with its specific terms.

     IN WITNESS WHEREOF, the parties hereto, through their duly authorized officers, have executed this Amendment as of the Amendment Date.

Akorn-Strides, LLC		Strides Arcolab Limited

By:	/s/ Arthur S. Przybyl	By:	/s/ Arun Kumar

Name:	Arthur S. Przybyl	Name:	Arun Kumar

Its:	Member Manager	Its:	Executive Vice Chairman & MD